Exhibit 99.3

          MASTER CROSS-PRODUCT NETTING, SETOFF, AND SECURITY AGREEMENT

This Master Cross-Product Netting, Setoff, and Security Agreement (this "AGREEMENT") is made and entered into effective as of March 14, 2001 by, between and among The New Power Company, a Delaware corporation ("NEWPOWER"), Enron North America Corp., a Delaware corporation ("ENA"), and Enron Energy Services, Inc., a Delaware corporation ("EES," and together with ENA, collectively, the "ENRON PARTIES").

                                    RECITALS

ENA and NewPower are parties to that certain Enfolio(R) Master Firm Purchase/Sale Agreement, effective as of January 1, 2000 (as assigned to NewPower and together with all confirmations, annexes, appendices, and exhibits thereto and transactions thereunder, the "ENA-NEWPOWER ENFOLIO(R) MASTER AGREEMENT"), between ENA and Columbia Energy Services Corporation ("CES"), which was assigned by CES to NewPower (as amended, modified and assigned to NewPower pursuant to that certain Asset Purchase Agreement, dated June 29, 2000 (the "ASSET PURCHASE AGREEMENT").

ENA and NewPower are parties to that certain ISDA Master Agreement, dated as of August 10, 2000 (together with all confirmations, annexes, appendices, and exhibits thereto and transactions thereunder, the "ENA-NEWPOWER ISDA MASTER AGREEMENT").

NewPower Holdings, Inc., a Delaware corporation ("HOLDINGS") (f/k/a TNPC, Inc., f/k/a EMW Energy Services Corp.) is the guarantor under that certain guaranty, dated as of March 14, 2001 (the "HOLDINGS GUARANTY", annexed hereto as Exhibit "A"), pursuant to which Holdings irrevocably and unconditionally guarantees, subject to the limitations specified therein, the obligations of NewPower under this Agreement and the Underlying Master Agreements in an aggregate amount up to $20 million, such Holdings Guaranty to be delivered by NewPower to the Enron Parties within 10 Business Days of the date hereof.

Enron Corp., an Oregon corporation ("ENRON") is the guarantor under that certain guaranty, dated as of March 14, 2001 (the "ENRON GUARANTY", annexed hereto as Exhibit "B"), pursuant to which Enron irrevocably and unconditionally guarantees, subject to the limitations specified therein, the obligations of the Enron Parties under this Agreement and the underlying Master Agreements in an aggregate amount up to $105 million, such Enron Guaranty to be delivered by the Enron Parties to NewPower within 10 Business Days of the date hereof.

EES and Holdings are parties to that certain Master Purchase & Sales Agreement, effective as of January 6, 2000 between EES and Holdings, which was assigned by Holdings to NewPower pursuant to that certain Assignment and Consent, dated as of March 1, 2001 (the "ASSIGNMENT AGREEMENT") between Holdings, NewPower and EES (as so assigned, together with all confirmations, annexes, appendices, amendments, and exhibits thereto and transactions thereunder, the "EES-NEWPOWER MASTER GAS AGREEMENT").

EES and Holdings are parties to that certain Master Energy Purchase & Sale Agreement, effective as of January 6, 2000 between EES and Holdings, which was assigned by Holdings to NewPower pursuant to the Assignment Agreement (as so assigned, together with all
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confirmations, annexes, appendices, amendments, and exhibits thereto and transactions thereunder, the "EES-NEWPOWER MASTER POWER AGREEMENT").

      The ENA-NewPower Enfolio(R) Master Agreement, the ENA-NewPower ISDA Master Agreement, the EES-NewPower Master Gas Agreement, and the EES-NewPower Master Power Agreement are referred to herein, collectively, as the "UNDERLYING MASTER Agreements", and each individually, as an "UNDERLYING MASTER AGREEMENT".

Each Enron Party desires now to provide in this Agreement for its right to terminate, liquidate, net, setoff, and apply Collateral upon a Default by NewPower under any one or more of the Underlying Master Agreements as herein specified, including, without limitation, by permitting each and every Enron Party to terminate, liquidate, net, setoff, and apply Collateral across all of the Underlying Master Agreements and to treat the Underlying Master Agreements as a single agreement for such purposes, whether or not the Obligations arising under the Underlying Master Agreements are in connection with (a) cash settled Transactions or physically settled Transactions or (b) securities, forward contracts, commodities contracts, repurchase agreements, or swap agreements. NewPower desires now to provide in this Agreement for its right to terminate, liquidate, net, setoff, and apply Collateral upon a Default by any Enron Party under any one or more of the Underlying Master Agreements as herein specified, including, without limitation, by permitting NewPower to terminate, liquidate, net, setoff, and apply Collateral across all of the Underlying Master Agreements and to treat the Underlying Master Agreements as a single agreement for such purposes, whether or not the Obligations arising under the Underlying Master Agreements are in connection with (a) cash settled Transactions or physically settled Transactions or (b) securities, forward contracts, commodities contracts, repurchase agreements, or swap agreements.

      NOW THEREFORE, for and in consideration of the mutual agreements herein made and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, including, without limitation, certain amendments to the Underlying Master Agreements, the Parties agree as follows:

      1. DEFINITIONS. (a) Defined terms used or incorporated by reference in this Agreement and not otherwise defined herein have the same meanings in this Agreement as given to them by the respective Underlying Master Agreement. In the event of any conflict or inconsistency between a term defined herein and in any of the Underlying Master Agreements, such term as used in this Agreement shall govern and have the meaning ascribed to it in this Agreement.

      (b) The following terms used in this Agreement are defined as follows:

      "BUSINESS DAY" means a day on which commercial banks and foreign exchange markets settle payments and are open for general business in the location of the head office of each Party.

      "CODE" means the United States Bankruptcy Code, 11 U.S.C.ss.ss.101-1330.

      "COLLATERAL" has the meaning set forth in Section 6.


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      "COVENANT COMPLIANCE CERTIFICATE" has the meaning set forth in section
7(c).

      "CREDIT RATING" means with respect to an entity, on any date of determination, the respective ratings then assigned to such entity's unsecured, senior long-term debt or depository obligations (not supported by third-party credit enhancement) by S&P, Moody's or other specified rating agency or agencies as may be agreed to by the Parties.

      "DEBT" has the meaning set forth in Section 101 of the Code.

      "DEFAULT" has the meaning set forth in Section 2.

      "DEFAULTING PARTY" means an Enron Party when a Default has occurred with respect to any Enron Party ("DEFAULTING ENRON PARTY), and NewPower when a Default has occurred with respect to NewPower ("DEFAULTING NEWPOWER").

      "ENRON AFFILIATES" means each Enron Party and each of its now and hereafter existing affiliates.

      "EXPOSURE THRESHOLD" means for each Party, the respective amount designated for such Party in Section 6(g).

      "FINAL SETTLEMENT AMOUNT" has the meaning set forth in Section 4.

      "GAAP" means generally accepted accounting principles established by the Financial Accounting Standards Board.

      "GUARANTIES" means, collectively, the Holdings Guaranty and the Enron Guaranty.

      "LETTER OF CREDIT" means an irrevocable, transferable standby letter of credit, in a form acceptable to the beneficiary thereof, issued by a United States commercial bank or a foreign bank with a United States branch, with such bank having a credit rating of "A-" or higher from S&P or "A3" or higher from Moody's.

      "MATERIAL ADVERSE CHANGE" means (a) with respect to NewPower, either that
(i) the NewPower Affiliates hold, on a consolidated basis, unencumbered cash, cash equivalents and/or marketable securities less debt, surety bonds, letters of credit and an amount equal to obligations claimable against guarantees issued by Holdings in an aggregate amount of less than $100,000,000 or (ii) the aggregate value of all of the NewPower Affiliates' tangible assets on a consolidated basis exceeds the aggregate value of all of their liabilities on a consolidated basis by an amount of less than $300,000,000, in both cases determined in accordance with GAAP, and (b) with respect to the Enron Parties, either that (i) Enron is assigned a Credit Rating below "BBB-" by S&P or below "Baa3" by Moody's or (ii) Enron fails to have a Credit Rating.


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      "MOODY'S" means Moody's Investor Services, Inc. or a successor (if any).

      "NEWPOWER AFFILIATES" means NewPower and each of its now and hereafter existing affiliates.

      "NON-DEFAULTING PARTY" means any Enron Party when a Default has occurred with respect to NewPower, and NewPower when a Default has occurred with respect to any Enron Party.

      "OBLIGATION" or "OBLIGATIONS" means each and every obligation or liability NewPower owes to any Enron Party or any Enron Party owes to NewPower, whether financial or physical including, without limitation, payment and delivery obligations, each and every obligation or requirement under an Underlying Master Agreement, a Transaction, or hereunder, any Debt, any obligation arising under a guarantee, with respect to an Underlying Master Agreement that NewPower has provided to any Enron Party or than any Enron Party has provided to NewPower, and each and every obligation or requirement under any Transaction, Underlying Master Agreement, or this Agreement to maintain or deliver Collateral with respect thereto (whether or not performance is due) or in connection with a guarantee, or acceleration, cancellation, termination, or liquidation of a guarantee, whether arising under an Underlying Master Agreement, this Agreement, heretofore, or hereafter and whether fixed, matured, unmatured, liquidated, unliquidated, or contingent.

      "PARTY" means NewPower, on the one hand, or ENA, and/or EES, on the other hand, as the context indicates.

      "S&P" means Standard & Poor's, a division of the McGraw-Hill Companies, or a successor (if any).

      "SETTLEMENT AMOUNT" means, in respect of any Underlying Master Agreement, the net amount that is due and payable by one Party to the other Party upon (A) such agreement having been accelerated, terminated, liquidated, or cancelled in accordance with the terms of the Underlying Master Agreement (including by way of automatic early termination), (B) the resulting Obligations of each Party having been determined in accordance with the terms of the Underlying Master Agreement, and (C) in accordance with the applicable Underlying Master Agreement, those Obligations having been netted and reduced by the exercise of rights to apply margin or other credit support delivered under or held in connection with such agreement.

      "TRANSACTION" or "TRANSACTIONS" means each and every trade, transaction, or other open contractual commitment, between any Enron Party and NewPower arising under the Underlying Master Agreements.

      "UNDERLYING MASTER AGREEMENTS CLOSE-OUT" has the meaning set forth in
Section 2.

2. DEFAULT AND REMEDIES. (a) Each of the occurrence of (i) a default, event of default, or other event on the basis of which a Party has the contractual right to accelerate, terminate (including


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automatic early termination), liquidate, or cancel all Transactions under any of the Underlying Master Agreements and such Party exercises its contractual right to accelerate, terminate, liquidate, or cancel all Transactions under such agreement, (ii) any representation or warranty made or repeated by a Party hereunder proves to have been incorrect or misleading in any material respect when made or repeated, (iii) a Party being in violation of a covenant made hereunder, or (iv) a Party's failure to comply with Collateral requirements under Section 6(g) hereof, constitutes a "DEFAULT" under this Agreement without regard to any cure periods or conditions relating to the giving of notice or the passage of time provided for in any of the Underlying Master Agreements; provided, the failure to provide a Covenant Compliance Certificate as specified in Section 7(c) of this Agreement shall constitute a Default hereunder only if such failure is not remedied on or before two Business Days after written notice of such failure is provided to NewPower.

      (b) Upon the occurrence and continuance of a Default, the Non-defaulting Party may, by not more than 20 days notice to the Defaulting Party specifying the relevant Default (i) consider and declare the Defaulting Party in default of all of the Underlying Master Agreements and all Transactions thereunder and by designating a date not earlier than the date such notice is effective but not later than the date that is 10 days after the date such notice is effective, accelerate, cancel, terminate, and liquidate, or otherwise close-out all Transactions as of such designated date; (ii) setoff, net, and/or recoup the Non-defaulting Party's Obligations to the Defaulting Party against each Defaulting Party's Obligations to the Non-defaulting; (iii) retain any Collateral; (iv) with respect to a Defaulting Party, withhold payment and performance of the Non-defaulting Party's Obligations to the Defaulting Party to pay, secure, setoff against, net, and/or recoup any Defaulting Party's Obligations to the Non-defaulting; (v) foreclose, collect, sell, or otherwise liquidate any Collateral in any order and at any time, and apply the proceeds thereof to satisfy a Defaulting Party's Obligation to any Non-defaulting Party;
(vi) convert any Obligation from one currency into another currency as set forth in Section 5; and/or (vii) take any other action permitted by law or in equity or by any Transaction necessary or appropriate to protect, preserve, or enforce its rights or to reduce any risk of loss or delay. Any one or more of the foregoing acts shall be referred to herein as the "UNDERLYING MASTER AGREEMENTS CLOSE-OUT."

      (c) Any requirements under the Underlying Master Agreements for accelerating, terminating, liquidating, canceling, or otherwise closing-out Transactions thereunder are hereby amended and shall be satisfied by compliance with the notice provisions set forth in Sections 2(b) and 12 of this Agreement. If a Default occurs and the Non-defaulting Party does not elect to cause the Underlying Master Agreements Close-Out, each Party shall retain its rights and obligations under each Underlying Master Agreement with respect thereto.

      3. SETOFF. Upon (a) the occurrence and continuance of a Default in respect of a Defaulting Party and (b) the Non-defaulting Party's exercise of the Underlying Master Agreements Close-Out, the Non-defaulting Party may, without prior notice, setoff (including by set-off, offset, combination of accounts, retention, or withholding across or within each or all of the Underlying Master Agreements) any sum, amount, or Obligation (whether physically or financially


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settled, matured or unmatured) owed by any Non-defaulting Party to any
Defaulting Party against any sum, amount, or Obligation (whether physically or financially settled, matured or unmatured) owed by any Defaulting Party to any Non-defaulting Party. The foregoing is in addition to, and not in limitation of, any other right or remedy available to the Non-defaulting Party (including any right of setoff, offset, combination of accounts, deduction, counterclaim, retention, or withholding), whether arising by agreement, (including, without limitation, any of the Underlying Master Agreements or the Guaranties and with particularity, rights therein with respect to the Parties to this Agreement and their affiliates), applicable law, equity, or otherwise.

      4. SETTLEMENT. Upon (a) the occurrence and continuation of a Default and
(b) the Non-defaulting Party's exercise of the Underlying Master Agreements Close-Out, the Settlement Amount under each of the Underlying Master Agreements shall be determined in accordance with the terms of such agreement as if a Default has occurred, giving the Non-defaulting Party the right to accelerate, terminate and liquidate the Transactions under each Underlying Master Agreement in accordance with the terms of each such agreement and, upon such determination, all Settlement Amounts shall be netted and reduced by the exercise of rights to apply margin or other credit support delivered under or held in connection therewith and pursuant to all rights granted in this Agreement (the "FINAL SETTLEMENT AMOUNT"); provided, if a Settlement Amount has been setoff in whole or in part, such Settlement Amount, to the extent of such setoff, shall be deemed to have been discharged and no longer due under the relevant Underlying Master Agreement. Upon determination of the Final Settlement Amount the Non-defaulting Party shall provide the Defaulting Party with a statement showing in reasonable detail the calculation of the Final Settlement Amount (including all relevant quotations with respect to the Transactions). The Final Settlement Amount shall be payable by the Party from whom such payment is due on the third Business Day after the statement is provided. In the event of a dispute as to the Final Settlement Amount payable by a Party, such Party shall, within the time proscribed herein, pay the undisputed amount of the Final Settlement Amount. The Parties shall in good faith seek to resolve such disputed amount of the Final Settlement Amount without delay. If the Parties are unable to resolve the disputed amount of the Final Settlement Amount within 10 days, the matter shall be submitted to arbitration in accordance with Section 16 hereof. The Final Settlement Amount shall bear interest at the highest rate provided for in any of the Underlying Master Agreements; provided, such rate shall not exceed the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken reserved, charged, or received thereon under any applicable law.

      5. CURRENCY. In order to effect the provisions of this Agreement, any amounts subject hereto may be converted into another currency specified in any of the Underlying Master Agreements at the rate of exchange at which the Party so converting, acting in a reasonable manner and in good faith, would be able to purchase the relevant amount of the currency being converted; provided, amounts shall not be converted into a currency that is specified in fewer than fifty percent (50%) of the Transactions at the time of such conversion.

      6. SECURITY INTEREST AND LIEN; LETTERS OF CREDIT; EXPOSURE THRESHOLDS. (a) Each Enron Party hereby grants to NewPower a continuing security interest in and assigns (notwithstanding any limitation in any of the Underlying Master Agreements) to NewPower (i) all securities, monies, or other property now or hereafter held or carried by NewPower in any


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accounts of any Enron Party or otherwise held or subject to the control or dominion of NewPower or any agent thereof (including any margin posted) under this Agreement or the Underlying Master Agreements, (ii) any rights any Enron Party has in any Obligations of NewPower arising under this Agreement or the Underlying Master Agreements, and (iii) all proceeds of or distributions on any of the foregoing.

      (b) NewPower hereby grants to each Enron Party a continuing security interest in and assigns (notwithstanding any limitation in any of the Underlying Master Agreements) to each Enron Party (i) all securities, monies, or other property now or hereafter held or carried by any Enron Party in any accounts of NewPower or otherwise held or subject to the control or dominion of any Enron Party or any agent thereof (including any margin posted) under this Agreement or the Underlying Master Agreements, (ii) any rights NewPower has in any Obligations of any Enron Party arising under this Agreement or the Underlying Master Agreements, and (iii) all proceeds of or distributions on any of the foregoing.

      All property set forth in the foregoing paragraphs (a) and (b), and all Letters of Credit, are referred to herein as "COLLATERAL."

      (c) All Collateral pledged by any Party in connection with a particular Transaction or Transactions shall secure first its Obligations under that Transaction or those Transactions, and second its Obligations under all other Transactions. In furtherance of the foregoing, any Underlying Master Agreements more particularly describing any property that is Collateral is hereby incorporated by reference herein as if fully set forth herein.

      (d) Each Enron Party agrees to act as the agent and bailee of each other Enron Party in respect of the Collateral and shall hold any Collateral both as secured party and as agent and bailee of each other Enron Party as a secured party. NewPower hereby irrevocably appoints each Enron Party severally to be its attorney in the name of and on behalf and as the act and deed of NewPower or otherwise under a power coupled with an interest to execute, sign, seal, and deliver any documents which each Enron Party may require for perfecting its security interest in the Collateral or upon the occurrence of a Default vesting the Collateral in each Enron Party or its nominees or any purchaser, and otherwise generally to sign, seal, deliver, and otherwise perfect any such legal or other charge or assignment and all documents, and to do all such acts and things as may be required for the full exercise of the powers hereby conferred, including filing any financing statements and charges, and upon the occurrence of a Default, any sale, lease, realization, or other disposition of the Collateral or the enforcement of any of the Enron Parties' rights hereunder or otherwise.

      (e) Each Enron Party hereby irrevocably appoints NewPower to be its attorney in the name of and on behalf and as the act and deed of such Enron Party or otherwise under a power coupled with an interest to execute, sign, seal, and deliver any documents which NewPower may require for perfecting its security interest in the Collateral or upon the occurrence of a Default vesting the Collateral in NewPower or its nominees or any purchaser, and otherwise generally to sign, seal, deliver, and otherwise perfect any such legal or other charge or assignment and all documents, and to do all such acts and things as may be required for the full


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exercise of the powers hereby conferred, including filing any financing statements and charges, and upon the occurrence of a Default, any sale, lease, realization, or other disposition of the Collateral or the enforcement of NewPower's rights hereunder or otherwise.

      (f) Notwithstanding any provisions of any of the Underlying Master Agreements, all Letters of Credit permitted as credit support thereunder issued for the account of NewPower shall name each Enron Party as a beneficiary thereof and shall provide for the joint and several right of each beneficiary to draw thereon. The Parties agree and covenant to each other to forthwith and without delay cause the amendment or reestablishment of all Letters of Credit issued for its account pursuant to the Underlying Master Agreements in accordance with the foregoing criteria.

      (g) Each Party to an Underlying Master Agreement agrees that the provisions thereof are hereby amended to replace the determination of separate Collateral requirements under each Underlying Master Agreement with the determination of an aggregate net Collateral requirement under all Underlying Master Agreements on the basis of the provisions of this Agreement. The exposure thresholds applicable to Collateral requirements however defined or set forth in the Underlying Master Agreements shall not apply and the following Exposure Thresholds shall apply to the aggregate exposure under all of the Underlying Master Agreements: with respect to the Enron Parties, an aggregate amount equal to U.S.$100,000,000, and, with respect to NewPower, an aggregate amount equal to U.S.$15,000,000; provided, the Exposure Threshold with respect to a Party shall be zero upon the occurrence and during the continuance of, with respect to such Party, a Material Adverse Change or upon the occurrence of a Default. Notwithstanding the fact that other of the Underlying Master Agreements may provide otherwise, the evaluation of aggregate exposures and the Collateral requirements (including as to type and amount) under this Agreement shall occur in accordance with the provisions, criteria, and timing for such purpose, set forth in the Credit Support Annex to the ENA-NewPower ISDA Master Agreement ("Credit Support Annex") including such provisions, criteria and timing applicable to "Transfer Timing" set forth in Paragraph 4(b) thereof and "Events of Default" set forth in Paragraph 7 thereof; provided, however, that (i) the Exposure Thresholds set forth above with respect to each Party shall apply to this Agreement and shall be treated in the same manner as "Threshold" is treated in Paragraph 3 of the Credit Support Annex (including with respect to the application and effect of "Exposure" in such Paragraph 3 of the Credit Support Annex) (and including the applicable provisions of Paragraph 13 of the Credit Support Annex) and (ii) the Letter of Credit provisions and any form for a Letter of Credit for the account of NewPower are hereby conformed to (A) require the names of each Enron Party to be stated as beneficiaries of the Letter of Credit, and (B) allow such beneficiaries individually, jointly, or severally to draw on such Letter of Credit upon any Default hereunder by NewPower, all in a manner satisfactory to the Enron Parties.

      7. REPRESENTATIONS AND WARRANTIES; COVENANTS. (a) Each Party represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary actions to authorize such execution, delivery, and performance, (ii) the person signing this Agreement on its behalf is


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duly authorized to do so on its behalf, and (iii) this Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, conservatorship, receivership, moratorium, or other similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law). Each Party represents and warrants to the other that it has not assigned, transferred, created, or permitted to exist any lien or other encumbrance on, or otherwise disposed of, or purported to assign, transfer, create, or permit to exist any lien or other encumbrance on, or otherwise dispose of, any of its rights to any amounts that may be owed to it under any of the Underlying Master Agreements to any third party.

      (b) Each Party covenants to the other that so long as this Agreement is in effect, it will not assign, transfer, create, or permit to exist any lien or other encumbrance on, or otherwise dispose of, any of its rights to any amounts that may be owed to it under any of the Underlying Master Agreements, to any third party.

      (c) NewPower covenants that within five (5) Business Days after receiving a request from Enron in accordance with the provisions of Section 12, it shall deliver to Enron a certificate of a responsible officer of Holdings (a "COVENANT COMPLIANCE CERTIFICATE") certifying that a Material Adverse Change with respect to NewPower does not then exist. The Covenant Compliance Certificate shall be substantially in the form attached hereto as Exhibit "C" and shall, among other requirements specified therein, state in Attachment 1 Item III the then-current amount claimable against Holdings under guaranties issued by Holdings. In the event NewPower delivers a Covenant Compliance Certificate that does not show the amounts claimable against Holdings under such guaranties, then in such case, the amount claimable against Holdings under such guaranties shall be deemed to be the full face amount of such guaranties, and the existence of a Material Adverse Change with respect to NewPower shall be determined accordingly.

      8. INTERPRETATION AND HEADINGS. The Parties intend that this Agreement constitutes and should be deemed to be a "master netting agreement" and that the Parties are and should be deemed to be "master netting agreement participants" within the meaning of and as such terms are used in any law, rule, regulation, statute or order applicable to the Parties' rights herein, whether now or hereafter enacted or made applicable. The use of headings and subheadings in this Agreement, and the division of this Agreement into sections and sub-sections, are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

      9. GOVERNING LAW. The rights of the Parties under this Agreement shall be in addition to, and not in limitation or exclusion of, any other rights that they may have (whether by agreement, operation of law, or otherwise). This Agreement shall be governed by, and construed in accordance with the laws of the jurisdiction specified in the Underlying Master Agreements; provided, in the event of any inconsistency as to the governing law under any of the Underlying Master Agreements, this Agreement shall be construed in accordance with the substantive law of the State of New York (without reference to its choice of law doctrine).


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      10. JURISDICTION. Any provisions in the Underlying Master Agreements regarding jurisdiction, waiver of immunity, waiver of trial by jury, and process shall apply to this Agreement in the same manner and to the same extent as if such references were contained in this Agreement.

      11. ASSIGNMENT. Any assignment or other transfer of an Underlying Master Agreement and Transactions subject thereto, whether by any permitted consolidation or amalgamation with, merger with or into, or transfer of substantially all of its assets to, another entity, or as otherwise permitted pursuant to the terms of an Underlying Master Agreement, by any Enron Party to any Enron Affiliate, or by NewPower to a NewPower Affiliate, shall be made subject to this Agreement and provide that such assignee or other transferee executes this Agreement as a condition to the effectiveness of any such assignment or other transfer. Other than as provided in the preceding sentence, this Agreement shall not be assigned (whether by way of security or otherwise) by any Enron Party or NewPower without the prior written consent of the non-assigning Party pROVIDED, HOWEVER, that (a) if an assignment is to an affiliate that has equal or greater financial capability, such consent shall not be unreasonably withheld and (b) if an assignment is to an unaffiliated third-party, such consent may be given or withheld in the sole discretion of the non-assigning Party. Any purported assignment or other transfer that is not in compliance herewith shall be void.

      12. NOTICES. (a) Any and all notices, statements, demands, or other communications hereunder shall be given by a Party to the other Party by telephone, mail, facsimile, e-mail, electronic message, or messenger, to the individuals and at the facsimile numbers, e-mail addresses or other locations as appropriate and as set forth in the Underlying Master Agreements and as set forth in Section 12(b) below. In the event there is an inconsistency in the notice provisions of the Underlying Master Agreements, notice that is in substantial compliance with such provision in any of the Underlying Master Agreements shall be effective notice hereunder provided that such notice also complies with Section 12(b) below. Any notice, statement, demand, or other communication hereunder will be deemed delivered on the day and at the time on which it is received or, if not received, on the day and at the time on which its delivery was in good faith attempted; provided, any notice given by a Party to the other Party by telephone shall be deemed delivered only if (i) such notice is followed by written confirmation thereof, and (ii) at least one of the other means of providing notice that are specifically listed above has simultaneously been attempted in good faith by the notifying Party.

      (b) In addition to the notice provisions set forth in Section 12(a) above, notice under this Agreement shall be effective only if also given as follows:

If to NewPower:   Address:   One Manhattanville Road
                             Purchase, N.Y. 10577
                  Telephone: (914) 697-2668
                  Facsimile: (914) 687-2462
                  Attention: Managing Director, Law and Government Affairs


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If to ENA:        Enron North America Corp.
                  1400 Smith Street
                  Houston, Texas 77002
                  Telephone: (713) 853-3300
                  Facsimile: (713) 646-4816
                  Attention: Director, Documentation Department

                  with copies to:

                  Enron North America Corp.
                  1400 Smith Street
                  Houston, Texas 77002
                  Telephone: (713) 853-3300
                  Facsimile: (713) 646-4818
                  Attention: Assistant General Counsel, Trading Group

                  and

                  Enron Corp
                  1400 Smith Street
                  Houston, Texas 77002
                  Telephone: (713) 853-6161
                  Facsimile: (713) 646-2534
                  Attention: Corporate Secretary

If to EES:        Enron Energy Services, Inc.
                  Telephone: (713) 853-7413
                  Facsimile: (713) 646-2379
                  Attention: General Counsel

      13. CONFLICTS AND INCONSISTENCIES. In the event of any conflict or inconsistency between this Agreement and any of the Underlying Master Agreements concerning the matters set forth in this Agreement, the provisions of this Agreement shall govern.

      14. CONTINUATION OF MASTER AGREEMENTS AND SEVERABILITY. (a) Except as amended by this Agreement, the Underlying Master Agreements shall remain in full force and effect. Subject to Section 14(b), in the event any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable in any respect under the law of any jurisdiction, the validity, legality, and enforceability of the remaining provisions under the law of such jurisdiction, and the validity, legality, and enforceability of such provisions and any other provisions under the law of any other jurisdiction, shall not in any way be affected or impaired thereby.

            (b) If either Sections 2 or 3 hereof is deemed or held to be invalid, illegal, or unenforceable, this Agreement shall be deemed to be null and void in its entirety and without any further force or effect.

      15. NO WAIVER. A failure or delay in exercising any right, power, or privilege in respect of the Underlying Master Agreements or this Agreement will not be presumed to operate as a waiver of that right, power, or privilege, and a single or partial exercise of any right, power, or privilege will not be presumed to preclude any subsequent or further exercise of that right, power, or privilege, or the exercise of any other right, power, or privilege.

      16. ARBITRATION. Any claim, counterclaim, demand, cause of action, dispute, and controversy arising out of or relating to this Agreement or the relationship established by this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement, involving the Parties and/or their respective representatives (collectively, the "CLAIMS") shall be resolved by binding arbitration. Arbitration shall be governed by the Federal Arbitration Act and conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The validity, construction, and interpretation of this agreement to arbitrate, and all procedural aspects of the arbitration conducted pursuant hereto shall be decided by the arbitrators. In deciding the substance of the Claims, the arbitrators shall refer to the governing law. It is agreed that the arbitrators shall have no authority to award treble, exemplary or punitive damages of any type under any circumstances whether or not such damages may be available under state or federal law, or under the Federal Arbitration Act, or under the Commercial Arbitration Rules of the American Arbitration Association, the Parties hereby waiving their right, if any, to recover any such damages. The arbitration proceeding shall be conducted in Houston, Texas. Within thirty days of the notice of initiation of the arbitration procedure, each of (a) one of the Enron Parties and (b) NewPower shall select one arbitrator. The two arbitrators shall select a third arbitrator. The third arbitrator shall be a person who has over eight years professional experience in over-the-counter derivative products and who has not previously been employed by any party and does not have a direct or indirect interest in any party or the subject matter of the arbitration. While the third arbitrator shall be neutral, the two party-appointed arbitrators are not required to be neutral, and it shall not be grounds for removal of either of the two party-appointed arbitrators or for vacating the arbitrators' award that either of such arbitrators has past or present minimal relationships with any party. To the fullest extent permitted by law, any arbitration proceeding and the arbitrators' award shall be maintained in confidence by the Parties.

            17. TERM. This Agreement shall continue in effect from the date hereof until terminated by agreement of the Parties; however, notwithstanding the foregoing, any Party shall have the right to terminate this Agreement by written notice to the other Parties upon such time as there are fewer than two Underlying Master Agreements in effect that have Transactions.

            18. AMENDMENT. This Agreement may not be amended, except by a signed amendment to this Agreement. Confirmations will not serve as an amendment.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by facsimile or original signature and in multiple counterparts, each of whom is deemed an original and effective as one document, all as of the date first written above.

                                           ENRON NORTH AMERICA CORP.

                                           By: /s/ William S. Bradford
                                               ---------------------------------
                                           Print Name: William S. Bradford
                                                       -------------------------
                                           Title: Vice President
                                                  ------------------------------


                                           ENRON ENERGY SERVICES, INC.

                                           By: /s/ Jimmie L. Williams
                                               ---------------------------------
                                           Print Name: Jimmie L. Williams
                                                       -------------------------
                                           Title: Vice President
                                                  ------------------------------


                                           THE NEW POWER COMPANY

                                           By: /s/ William J. Cronin
                                               ---------------------------------
                                           Print Name: William J. Cronin
                                                       -------------------------
                                           Title: Managing Director
                                                  ------------------------------


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